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                                                                   EXHIBIT 24(c)
                                                                   -------------

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL PEOPLE BY THESE PRESENTS that the undersigned, MAUI ELECTRIC COMPANY, LIMITED, a Hawaii corporation ("MECO"), and the officers and directors of said corporation whose names are signed hereto, hereby constitute and appoint
T. MICHAEL MAY, PAUL A. OYER, MARVIN A. HAWTHORNE, LORIE ANN NAGATA, DAVID J. REBER and GREGORY R. KIM of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys and agents, and in its and their name, place and stead, to do any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents or any of them may deem necessary or advisable to be done to enable MECO to comply with the Securities Act of 1933, as amended (the "Securities Act") and with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof and/or to comply with the requirements of any other state regulatory authority, all in connection with the registration under said Act on Form S-3, of up to 2,000,000 of Trust Preferred Securities with a liquidation preference of $25 per Preferred Security, to be issued by HECO Capital Trust II for the benefit of and as guaranteed by MECO's parent company, Hawaiian Electric
Company, Inc. ("HECO"), and the related HECO Guarantees and underlying debt securities of HECO, MECO and Hawaii Electric Light Company, Inc., including specifically but without limiting the generality of the foregoing, power and authority to sign the name of Maui Electric Company, Limited, and the names of the undersigned officers and directors thereof, in the capacities indicated below, to a registration statement to be filed with the Securities and Exchange Commission in respect of the aforementioned securities and to any and all amendments
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(including pre- and post-effective amendments) and supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, Maui Electric Company, Limited has caused this Power of Attorney to be executed in its name by its President and its Financial Vice President and Treasurer and attested by its Secretary, and the undersigned officers and directors of Maui Electric Company, Limited have hereunto set their hands, as of the 10th day of September, 1998. This Power of Attorney may be executed in any number of counterparts by the corporation and by any one or more of the officers and directors named below.

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ATTEST:                           MAUI ELECTRIC COMPANY, LIMITED


 /s/ Molly M. Egged                     /s/ William A. Bonnet
_____________________________     By  ____________________________
Molly M. Egged                        William A. Bonnet
Secretary                             President

                                        /s/ Paul A. Oyer
                                  By  ____________________________
                                      Paul A. Oyer
                                      Financial Vice President and
                                      Treasurer
 /s/ William A. Bonnet
_____________________________     President, Principal Executive
William A. Bonnet                 Officer and Director


 /s/ Paul A. Oyer
_____________________________     Financial Vice President,
Paul A. Oyer                      Treasurer
                                  and Principal Financial and
                                  Accounting Officer

  /s/ T. Michael May
_____________________________     Chairman of the Board of Directors
T. Michael May

/s/ Gladys C. Baisa
_____________________________     Director
Gladys C. Baisa

/s/ Sanford J. Langa
_____________________________     Director
Sanford J. Langa

/s/ B. Martin Luna
_____________________________     Director
B. Martin Luna

/s/ Anne M. Takabuki
_____________________________     Director
Anne M. Takabuki
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